UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 6, 2025
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02    Results of Operations and Financial Condition.
Sila Realty Trust, Inc. (the "Company") is furnishing this Form 8-K/A to revise the earnings release and quarterly supplemental information (the “Original Reports”) relating to the quarter ended March 31, 2025, which were included as Exhibits 99.1 and 99.2, respectively, to the Company’s Form 8-K furnished on May 7, 2025. After issuing the Original Reports, and as part of the Company's financial reporting and close procedures performed in finalizing the Company’s Form 10-Q for the quarter ended March 31, 2025, the Company corrected its recognition of loss on extinguishment of debt, a non-cash expense (which impacted certain other financial information as reported in the Original Reports and as described below). These changes were reflected in the Form 10-Q filed earlier today.
The corrected earnings release and quarterly supplemental information for the quarter ended March 31, 2025, which conform to the Form 10-Q filed earlier today, are included as Exhibits 99.1 and 99.2 to this Form 8-K/A, replace and supersede the Original Reports, and are incorporated herein by reference. The change to loss on extinguishment of debt impacted certain financial statement line items and financial measures in the Original Reports, including:
•Condensed consolidated balance sheet as of March 31, 2025: Other assets increased by $803,000.
•Condensed consolidated statement of comprehensive income for the three months ended March 31, 2025: Interest expense decreased by $803,000.
•Net income attributable to common stockholders for the three months ended March 31, 2025 increased by $803,000 (from $0.13 per diluted share to $0.14 per diluted share).
•Funds from operations, or FFO (a non-GAAP financial measure), for the three months ended March 31, 2025 increased by $803,000 (from $0.51 per diluted share to $0.52 per diluted share).
•Core FFO (a non-GAAP financial measure) for the three months ended March 31, 2025 decreased by $24,000 (remains at $0.53 per diluted share as originally reported).
Other than the changes described above, and metrics derived from this financial information, there were no other changes to the Original Reports.
The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Corrected Sila Realty Trust, Inc. Earnings Release, dated May 9, 2025.
99.2	Corrected First Quarter Supplemental Data, dated May 9, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: May 9, 2025	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer